SECURITY AGREEMENT

made by

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.

and certain of their respective Subsidiaries

in favor of

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

Dated as of March 7, 2008

TABLE OF CONTENTS

Page

SECTION 1. DEFINED TERMS	1
1.1 Definitions.	1
1.2 Other Definitional Provisions.	3
SECTION 2. GRANT OF SECURITY INTEREST	3
SECTION 3. REPRESENTATIONS AND WARRANTIES	4
3.1 Title: No Other Liens.	4
3.2 Perfected First Priority Liens.	4
3.3 Jurisdiction of Organization; Chief Executive Office.	4
SECTION 4. COVENANTS	5
4.1 Maintenance of Perfected Security Interest; Further Documentation.	5
4.2 Changes in Name, etc.	5
SECTION 5. INVESTING AMOUNTS IN THE SECURITIES ACCOUNTS	5
5.1 Investments.	5
5.2 Liability.	6
SECTION 6. REMEDIAL PROVISIONS	6
6.1 Certain Matters Relating to Receivables.	6
6.2 Communications with Obligors: Grantors Remain Liable.	6
6.3 Proceeds to be Turned Over To Agent.	7
6.4 Application of Proceeds.	7
6.5 Code and Other Remedies.	7
6.6 Subordination.	8
6.7 Deficiency.	8
SECTION 7. THE AGENT	8
7.1 Agent's Appointment as Attorney-in-Fact. etc.	8
7.2 Duty of Agent.	9
7.3 Execution of Financing Statements.	10
7.4 Authority of Agent.	10
SECTION 8. MISCELLANEOUS	10
8.1 Amendments in Writing.	10
8.2 Notices.	10
8.3 No Waiver by Course of Conduct; Cumulative Remedies.	10
8.4 Enforcement Expenses; Indemnification.	11
8.5 Successors and Assigns.	11
8.6 Counterparts.	11

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8.7 Severability.	11
8.8 Section Headings.	12
8.9 Integration.	12
8.10 GOVERNING LAW.	12
8.11 Submission To Jurisdiction; Waivers.	12
8.12 Acknowledgements.	12
8.13 Additional Grantors.	13
8.14 Releases.	13
8.15 Automatic Release of Related Collateral.	13
8.16 WAIVER OF JURY TRIAL.	14

Schedule A - Deposit Accounts

Schedule B - Securities Accounts

Schedule C - Actions Required to Perfect

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SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of March 7, 2008, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of PNC Bank, National Association, as Administrative Agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Seventh Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian” and a Guarantor (as defined below)), the Lenders and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes Hovnanian, the Borrower’s parent company, and each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, pursuant to and under the Credit Agreement, the Borrower and the other Grantors have agreed to enter into this Agreement in order to grant a valid, binding, enforceable and perfected security interest in, and Lien on, certain of its assets, for the ratable benefit of the Secured Parties; and

WHEREAS, pursuant to Section 6.1.11 of the Credit Agreement, it is required that the Grantors shall, have executed and delivered this Agreement to the Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1	Definitions.

(a)        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Deposit Account, General Intangibles, Payment Intangibles, Instruments, Inventory, and Supporting Obligations.

(b)	The following terms shall have the following meanings:

“Agreement”: this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Cash Collateral”: the collective reference to:

(a)        all cash, instruments, securities and funds deposited from time to time in the Deposit Account or the Securities Account;

(b)       all investments of funds in the Securities Account and all instruments and securities evidencing such investments; and

(c)        all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

“Collateral”: as defined in Section 2.

“Contracts”: any contracts and agreements for the purchase, acquisition or sale of real or personal property, any contract rights relating thereto, and all other rights to such contract or agreements and any right to payment for items sold or leased or for services rendered, in any case relating to the sale of real or personal property or construction, acquisition, purchase or sale of improvements on real estate.

“Collateral Account”: any collateral account established by the Agent as provided in Section 6.1 or 6.3.

“Cash Equivalents”: (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any Lender or any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase, and (ii) investment grade commercial paper or debt or commercial paper issued by a Lender or a bank holding company of a Lender having a maturity date of one year or less from the date of purchase, and (iii) funds holding assets primarily consisting of those described in clause (i) and (ii).

“Deposit Account”: the collective reference to each Deposit Account (as such term is defined in Section 1(a) hereof) as set forth on Schedule A attached hereto (as such schedule may be supplemented from time to time by the Borrower or otherwise modified in connection with a release permitted by Section 7.2.10(h) of the Credit Agreement) in the name of the applicable Grantor and any additional, substitute or successor Deposit Account that is identified in writing as an additional, substitute or successor account.

“Guarantors”: the collective reference to each Grantor other than the Borrower.

“Investment Property”: the collective reference to all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for real or personal property sold or leased or for services rendered, whether or not such right is evidenced by a Contract, an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Obligations”: the following: (i) all now existing and hereafter arising Obligations (as defined in the Credit Agreement) of each and every Grantor and other Loan Party to the Agent, the Lenders, or any of their respective Affiliates under the Credit Agreement or any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof, and all costs and expenses of enforcement and collection, including reasonable attorney’s fees).

“Secured Parties”: the collective reference to the Agent and the Lenders to which any Secured Obligations are owed.

“Securities Account”: the collective reference to the securities accounts as set forth on Schedule B attached hereto (as such schedule may be supplemented from time to time by the Borrower or otherwise modified in connection with a release permitted by Section 7.2.10(h) of the Credit Agreement), in the name of the applicable Grantor and any additional, substitute or successor account that is identified in writing as an additional, substitute or successor account

1.2	Other Definitional Provisions.

(a)        The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)        The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)        Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GRANT OF SECURITY INTEREST

Each Grantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)	all Accounts;
(b)	all Cash Collateral;
(c)	all Chattel Paper evidencing Accounts or Receivables;

(d)	all Contracts;
(e)	the Securities Account;
(f)	the Deposit Account;
(g)	all Documents relating to the Receivables;
(h)	all General Intangibles, relating to the Contracts or Receivables;
(i)	all Instruments evidencing Accounts or Receivables;
(j)	all Receivables;
(k)	all books and records pertaining to the Collateral; and

(l)         to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to continue existing, and to make their respective new extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby represents and warrants to the Agent and each Lender that:

3.1       Title: No Other Liens.Except for the security interest granted to the Agent for the ratable benefit of the Secured Parties pursuant to this Agreement: (i) such Grantor owns each item of the Cash Collateral, Deposit Account and Securities Account free and clear of any and all Liens or claims of others and (ii) such Grantor owns each other item of the Collateral free and clear of any and all Liens or claims of others except with respect to the Collateral referred to in this clause (ii), for the Permitted Liens permitted to exist on the Collateral by the Credit Agreement.

3.2       Perfected First Priority Liens.The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected (to the extent such security interest can be perfected by such filings or actions) security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than the Cash Collateral, the Deposit Account and the Securities Account, for Permitted Liens permitted by the Credit Agreement.

3.3       Jurisdiction of Organization; Chief Executive Office.On the date hereof, such Grantor’s exact legal name, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 1.1(C) to the Credit Agreement.

SECTION 4. COVENANTS

Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Expiration Date and the indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent):

4.1	Maintenance of Perfected Security Interest; Further Documentation.

(a)        Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest to the extent required by this Agreement having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever other than, in the case of Collateral other than the Cash Collateral, the Deposit Account and the Securities Account, any holder of Permitted Liens permitted by the Credit Agreement, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b)        At any time and from time to time, upon the written reasonable request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining, perfecting or preserving the security interests purported to be granted under this Agreement and of the rights and remedies herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of the Deposit Account and the Securities Account and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

4.2       Changes in Name, etc. Such Grantor will , within thirty (30) calendar days after any change its jurisdiction of organization or change its name, provide written notice thereof to the Agent.

SECTION 5. INVESTING AMOUNTS IN THE SECURITIES ACCOUNTS

5.1       Investments.If requested by the Borrower, the Agent will, from time to time, invest amounts on deposit in the Securities Account in Cash Equivalents pursuant to the written instructions of the Borrower. All investments shall be made in the name of the Agent or a nominee of the Agent and in a manner that preserves the Borrower’s ownership of, and the Agent’s perfected first priority Lien on, such investments. All income received from such investments shall accrue for the benefit of the Borrower (subject to application of Cash Collateral in accordance with the terms of this Agreement or the Credit Agreement) and shall be credited (immediately upon receipt by the Agent) to the Securities Account. The Agent will only make investments in which it can obtain a first-priority, perfected security interest, and the Borrower hereby agrees to execute promptly any documents which the Agent may reasonably require the Borrower to execute any documents to implement or effectuate the provisions of this Section.

5.2       Liability.The Agent shall have no responsibility to the Borrower for any loss or liability arising in respect of the investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability is found to be based on the Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.

SECTION 6. REMEDIAL PROVISIONS

6.1	Certain Matters Relating to Receivables.

(a)        At any time during the continuance of an Event of Default, the Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. The Agent shall endeavor to provide the Borrower with notice at or about the time of such verifications, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedy or the Agent’s rights hereunder.

(b)        Subject to Section 7.2.10 of the Credit Agreement, the Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder. If requested in writing by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in Section 6.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor.

(c)        At the Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are Collateral.

6.2	Communications with Obligors: Grantors Remain Liable.

(a)        The Agent in its own name or in the name of others may after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables that are Collateral to verify with them to the Agent’s satisfaction the existence, amount and terms of any Receivables. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)        Upon the written request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that are Collateral that the Receivables have been assigned to the Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Agent.

(c)        Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables that are Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating thereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3       Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, upon written request from the Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if requested). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All such Proceeds while held by the Agent in a Collateral Account (or by such Grantor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.

6.4       Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent’s election, the Agent may apply all or any part of the Collateral, whether or not held in the Deposit Account, the Securities Account or any other Collateral Account, in payment of the Secured Obligations in the order set forth in Section 8.2.5 of the Credit Agreement.

6.5       Code and Other Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without prior demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any prior notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of remedies in the proceeding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Agent’s rights hereunder. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any prior notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.6       Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Agent, all Indebtedness owing to it by the Borrower or any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

6.7       Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

SECTION 7. THE AGENT

7.1	Agent’s Appointment as Attorney-in-Fact. etc.

(a)        Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without prior notice to or assent by such Grantor, to do any or all of the following:

(i)         in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)        pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iii)       execute, in connection with any sale provided for in Section 6.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv)       (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

(5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights in the preceding clause (a), provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)        If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)        The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with, if past due, interest thereon at a rate per annum equal to the Default Rate, from the date when due to the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent upon not less than five (5) Business Days notice.

(d)        Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2       Duty of Agent. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3       Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Agent determines appropriate to perfect the security interests of the Agent under this Agreement.

7.4       Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the

Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1       Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2       Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.6 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor other than the Borrower shall be addressed to such Grantor at its notice address set forth on Schedule 1.1(B) to the Credit Agreement under the heading “Borrower” or “Guarantors,” as applicable.

8.3       No Waiver by Course of Conduct; Cumulative Remedies.Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Potential Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4	Enforcement Expenses; Indemnification.

(a)        Each Grantor agrees to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Agent and the Lenders.

(b)        Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)        Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Sections 9.5 and 10.3 of the Credit Agreement except those resulting from the Agent’s or any Lender’s willful misconduct or gross negligence.

(d)        The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5       Successors and Assigns.This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns; provided that except as permitted by the Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

8.6       Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.7       Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8       Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.9       Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.10      GOVERNING LAW.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.11	Submission To Jurisdiction; Waivers.Each Grantor hereby irrevocably and unconditionally:

(a)        submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)        consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)        agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(d)        agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)        waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.12	Acknowledgements. Each Grantor hereby acknowledges that:

(a)        it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)        neither the Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)        no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders;

(d)        the Agent may at any time and from time to time appoint a Collateral Agent to maintain any of the collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as Agent may desire; and the Agent may appoint itself, and affiliate or a third party as the Collateral Agent, and all reasonable costs of the Collateral Agent shall be borne by the Grantors.

8.13     Additional Grantors. Each Restricted Subsidiary of Hovnanian shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Guarantor Joinder and Assumption Agreement.

8.14	Releases.

(a)        Upon the indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent), the Collateral (including the Cash Collateral) shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Collateral held by the Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)        If any of the Collateral shall be sold or otherwise transferred pursuant to a transaction permitted by Section 7.2.10 of the Credit Agreement, the Liens created hereby on such Collateral shall automatically terminate. Upon indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent), or if any of the Collateral shall be requested to be released by any Grantor pursuant to this Agreement and in accordance with the Credit Agreement, then the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

8.15     Automatic Release of Related Collateral.At any time after the initial execution and delivery of this Agreement to the Secured Parties, Grantors and their respective Collateral may be released from this Agreement pursuant to Section 2.11.1 [Release of Guarantors] and Section 2.11.5 [Automatic Release of Related Collateral and Equity] of the Credit Agreement. No notice of such release of any Grantor or such Grantor’s Collateral shall be required to be given to any other Grantor and each Grantor hereby consents thereto.

8.16      WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[SIGNATURE PAGE 1 OF 54 TO THE SECURITY AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

Secured Party:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By: _______________________________________
Name:_____________________________________
Title:_______________________________________

[SIGNATURE PAGE 2 OF 54 TO THE SECURITY AGREEMENT]

                                                                 Debtors:

K. HOVNANIAN ENTERPRISES, INC.

By:________________________________________
Name:	Kevin C. Hake
Title:	Senior Vice-President -- Finance and Treasurer

[SIGNATURE PAGE 3 OF 54 TO THE SECURITY AGREEMENT]

HOVNANIAN ENTERPRISES, INC.

By: ____________________________________
Name:	Kevin C. Hake
Title:	Senior Vice-President -- Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 4 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 5 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 6 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 7 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 8 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By: ____________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 9 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company
By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 10 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 11 OF 54 TO THE SECURITY AGREEMENT]

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 12 OF 54 TO THE SECURITY AGREEMENT]

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _____________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 13 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 14 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 15 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 16 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 17 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 18 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 19 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 20 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 21 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 22 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 23 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 24 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES – DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 25 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 26 OF 54 TO THE SECURITY AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 27 OF 54 TO THE SECURITY AGREEMENT]

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ____________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 28 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole member
By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ___________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 29 OF 54 TO THE SECURITY AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 30 OF 54 TO THE SECURITY AGREEMENT]

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: __________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _____________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 31 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member
By:	K. Hovnanian Investments II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 32 OF 54 TO THE SECURITY AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 33 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 34 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 35 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 36 OF 54 TO THE SECURITY AGREEMENT]

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 37 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 38 OF 54 TO THE SECURITY AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 39 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 40 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 41 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 42 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member
By:	K. Hovnanian Developments of Ohio, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 43 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 44 OF 54 TO THE SECURITY AGREEMENT]

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 45 OF 54 TO THE SECURITY AGREEMENT]

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 46 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 47 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 48 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 49 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies
By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 50 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 51 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 52 OF 54 TO THE SECURITY AGREEMENT]

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN AT EWING, L.L.C.

By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By: ________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 53 OF 54 TO THE SECURITY AGREEMENT]

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________________

Peter S. Reinhart

Secretary

AND
By:	K. Hovnanian International, Inc., as member.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 54 OF 54 TO THE SECURITY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________________

Peter S. Reinhart

Secretary

Address for Notices for each of the foregoing Debtors:

c/o K. Hovnanian Enterprises, Inc.

110 West Front St., P.O. Box 500

Red Bank, NJ 07701

Attention: Kevin C. Hake

Telephone: (732) 747-7800

Telecopy: (732) 747-6835

SCHEDULE A

Depository Accounts

Schedule A - 1

SCHEDULE B

Securities Accounts

Schedule B - 1

SCHEDULE C

Actions Required to Perfect

1.

With respect to each Loan Party organized under the laws of the state of Alabama as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Alabama Secretary of State.

2.

With respect to each Loan Party organized under the laws of the state of Arizona as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Arizona Secretary of State.

3.

With respect to each Loan Party organized under the laws of the state of California as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the California Secretary of State.

4.

With respect to each Loan Party organized under the laws of the state of Connecticut as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral the Connecticut Secretary of State.

5.

With respect to each Loan Party organized under the laws of the state of Delaware as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Delaware Secretary of State.

6.

With respect to each Loan Party organized under the laws of the District of Columbia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the District of Columbia Recorder of Deeds.

7.

With respect to each Loan Party organized under the laws of the state of Florida as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Florida Secured Transaction Registry.

8.

With respect to each Loan Party organized under the laws of the state of Georgia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

9.

With respect to each Loan Party organized under the laws of the state of Illinois as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Illinois Secretary of State.

10.

With respect to each Loan Party organized under the laws of the state of Indiana as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Indiana Secretary of State.

11.

With respect to each Loan Party organized under the laws of the state of Kentucky as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Kentucky Secretary of State.

Schedule C - 1

12.

With respect to each Loan Party organized under the laws of the state of Maryland as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Maryland State Department of Assessments and Taxation.

13.

With respect to each Loan Party organized under the laws of the state of Michigan as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Michigan Secretary of State.

14.

With respect to each Loan Party organized under the laws of the state of Minnesota as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Minnesota Secretary of State.

15.

With respect to each Loan Party organized under the laws of the state of Mississippi as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Mississippi Secretary of State.

16.

With respect to each Loan Party organized under the laws of the state of New Jersey as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New Jersey Division of Commercial Recording.

17.

With respect to each Loan Party organized under the laws of the state of New York as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New York Secretary of State.

18.

With respect to each Loan Party organized under the laws of the state of North Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the North Carolina Secretary of State.

19.

With respect to each Loan Party organized under the laws of the state of Ohio as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Ohio Secretary of State.

20.

With respect to each Loan Party organized under the laws of the state of Pennsylvania as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Pennsylvania Secretary of the Commonwealth.

21.

With respect to each Loan Party organized under the laws of the state of South Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the South Carolina Secretary of State.

22.

With respect to each Loan Party organized under the laws of the state of Tennessee as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Tennessee Secretary of State.

23.

With respect to each Loan Party organized under the laws of the state of Texas as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Texas Secretary of State.

Schedule C - 2

24.

With respect to each Loan Party organized under the laws of the state of Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Virginia State Corporation Commission.

25.

With respect to each Loan Party organized under the laws of the state of West Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the West Virginia Secretary of State.

26.

With respect to the Securities Account and the Deposit Account, the bank with which the Securities Account and the Deposit Account are maintained agreeing that it will comply with instructions originated by the Agent directing disposition of the funds in the Securities Account and the Deposit Account without further consent of the relevant Grantor.

Schedule C - 3